                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2003
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                       1-2394                13-3768097
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(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On March 7, 2003, WHX Corporation  issued a press release announcing that the Pension Benefit Guaranty  Corporation has determined under the Employee
Retirement  Income Security Act of 1974 ("ERISA") that the WHX Pension Plan must terminate on March 7, 2003 and that the PBGC should become the statutory trustee of the pension plan. For additional information,  reference is made to the press release  which is  incorporated  herein by reference  and is attached  hereto as
Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)         Exhibits

                        Exhibit No.     Exhibits
                        -----------     --------

                           99.1         Press Release of WHX  Corporation  dated
                                        March 7, 2003.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHX CORPORATION

Dated: March 7, 2003                     By: /s/ Robert K. Hynes
                                             -----------------------------------
                                             Name:  Robert K. Hynes
                                             Title: Chief Financial Officer and
                                                    Vice President - Finance